SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2008

CYBER DIGITAL, INC.

(Exact name of registrant as specified in its charter)

New York	0-13992	11-2644640
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

400 Oser Avenue Hauppauge, New York (Address of principal executive offices)	11788 (Zip code)

Registrant's telephone number, including area code: (631) 231-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 13, 2008, Cyber Digital, Inc. (the "Registrant") issued a press release announcing that New Rochelle Telephone Corporation, a wholly-owned subsidiary of the Registrant ("NRT"), has filed a voluntary petition for relief under Chapter 11 of Title 11 of the U.S. Code before the U.S. Bankruptcy Court, Eastern District of New York, at Central Islip. The case number for the proceeding is 8-08-75221-ast.

A copy of the press release announcing NRT's filing is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Press Release of the Registrant dated October 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER DIGITAL, INC.

/s/ J.C. Chatpar J.C. Chatpar President and Chief Executive Officer

Date: October 13, 2008

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release of the Registrant dated October 13, 2008.